Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report of Abtech Holdings, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2013	/s/ Glenn R. Rink
Glenn R. Rink
President, Chief Executive Officer, and Director
(Principal Executive Officer)

Date: May 7, 2013	/s/Lane J. Castleton
Lane J. Castleton
Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer
(Principal Financial Officer and Principal Accounting Officer)